UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2022

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of the Company was held virtually on June 28, 2022. At the 2022 Annual Meeting, the Company’s shareholders elected Andrew Lapham, Jonghyuk Lee, Louise Sams, Laurence Sellyn and Jay Stubina to serve as members of the Board until the 2023 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. On June 27, 2022, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of six directors. In addition, the Company’s shareholders took the following actions at the 2022 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending February 28, 2023 was ratified; and (ii) a proposal for advisory approval of the Company’s 2022 executive compensation (the “Say-on-Pay Vote”) was approved.

The proposals below are described in detail in the Company’s definitive proxy statement dated May 27, 2022. The voting results for each proposal were as follows:

Proposal 1: Election of five directors to hold office until the 2023 Annual Meeting of Shareholders:

	For	Against	Abstain	Broker Non-Votes
Andrew Lapham	27,958,560	463,041	22,728	5,261,028
Jonghyuk Lee	28,355,416	63,683	25,230	5,261,028
Louise Sams	28,025,026	396,804	22,499	5,261,028
Laurence Sellyn	27,617,144	804,777	22,408	5,261,028
Jay Stubina	28,006,776	414,780	22,773	5,261,028

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023:

For	Against	Abstain
33,086,025	513,302	106,030

Proposal 3: Advisory vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
27,857,642	431,606	155,081	5,261,028

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: June 30, 2022	By:	/s/ Drew Hickey
Drew Hickey
Chief Financial Officer

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